Third Quarter 2019 Results

November 5, 2019

Forward-Looking Statements

Forward-looking statements in this presentation regarding the Company's future performance, comparable restaurant revenue, costs including selling, general and administrative, net (loss) income, EBITDA, earnings per share, taxes, capital expenditures, and statements under the heading "Outlook for 2019", and all other statements that are not historical facts, are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions believed by the Company to be reasonable and speak only as of the date on which such statements are made. Without limiting the generality of the foregoing, words such as "expect," "believe," "anticipate," "intend," "plan," "project," "will" or "estimate," or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Except as required by law, the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date and cautions investors not to place undue reliance on any such forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements based on a number of factors, including but not limited to the following: the effectiveness of the Company's strategic initiatives, including management's focus on a narrower range of key initiatives; the effectiveness of the Company's overall value proposition, service, and operational improvement initiatives to drive dine-in traffic and sales; the ability to increase labor productivity through alternative labor models, and to staff and train the Company's workforce for service execution, including the complexities related to growth of multiple revenue streams in the restaurant; the effectiveness of the Company's marketing strategies and promotions to sustain and grow comparable restaurant sales; the cost and availability of key food products, distribution, labor, and energy; the ability to achieve anticipated revenue and cost savings from anticipated new technology systems and tools in the restaurants and timing of rollout; the ability to increase online ordering, to-go services, catering, and other off-premise sales; costs associated with increased third-party delivery services; the ability to achieve savings to the Company's general and administrative expenses; the Company's franchising strategy; the Company's ability to repurchase shares at all or at the times or in the amounts we currently anticipate or to achieve anticipated benefits of a share repurchase program; the impact of the Company's adoption of a shareholder's rights plan; anticipated tax benefits; availability of capital or credit facility borrowings to fund the Company's capital expenditures; the adequacy of cash flows or available debt resources to fund operations and growth opportunities; the impact of federal, state, and local regulation of the Company's business; and other risk factors described from time to time in the Company's Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) filed with the U.S. Securities and Exchange Commission.

This presentation also contains non-GAAP financial information. Management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of the Company's financial performance, identifying trends in results, and providing meaningful period-to-period comparisons. For a reconciliation of non-GAAP measures presented in this document, see the Appendix of this presentation or the Schedules to the Q3 press release posted on redrobin.com.

Red Robin Q3-2019 Results

- Comparable restaurant revenue increased 1.6% (using constant currency rates), the third consecutive quarter of improved trends
- Comparable restaurant guest counts decreased 3.1%
- Off-premise sales increased 37.3%, now comprising 13.2% of total food and beverage sales, including catering
- Total revenues decreased 0.2%
- GAAP loss per diluted share was $0.14 compared to earnings per diluted share of $0.13 in Q3 2018. Adjusted diluted loss per share[1] was $0.24 compared to earnings per diluted share of $0.16 in Q3 2018
- Net loss was $1.8 million
- Adjusted EBITDA[1] was $14.7 million
- Restaurant-level operating profit[1] was 16.1% compared to 16.8% in the prior year

(1) See reconciliations of non-GAAP financial measures to the most comparable GAAP financial measures in Appendix.



Strengthening and Transforming Dine-In Business

- **Hire, Train and Retain**: Management teams essentially fully staffed, decreased turnover
- **Manager Front Of House Engagement**: Improved Guest experience, reduced wait times and walk-aways
- **Managing the Shoulders to Peak the Peaks**: Better throughput and ratings for service, execution of Bottomless promise, restaurant cleanliness
- **Delivering on the Promise of Maestro**: Faster and more accurate delivery of high quality food at proper temperature


READY – SET – GO!







“All the Fulls” Omni-channel Brand Campaign

- Launched in mid-July with TV and radio media
- Encourages fun connections with kids and parents
- Received consumer scores that were among the highest recorded for the Red Robin brand and well above industry benchmarks
- Had significant positive impact on traffic trend


play.full


YUMMM


BRING THE YUMMM
ALL SUMMER LONG.
event.full


HUNGRY?
THIS
IS A SIGN.
fate.full
Red Robin
EXIT 80B, GO RIGHT ON VANN DRIVE


hope.full

Comparable Restaurant Revenue Trend(1)



4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
-2.0%
-3.0%
-4.0%
-5.0%
-1.2%
0.5%
-0.1%
2.7%
-0.9%
-2.6%
-3.4%
-4.5%
-3.3%
-1.5%
1.6%
Q1-17
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18
Q3-18
Q4-18
Q1-19
Q2-19
Q3-19

(1) Calculated at constant currency rates

Continued Off-Premise Sales Growth


US Comp Locations Off-Premise Sales as a % of Gross F&B Sales
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
6.3%
7%
7.6%
8.3%
9.4%
9.6%
10.1%
10.6%
11.6%
12.5%
13.2%
Q1-17
Q2-17
Q3-17
Q4-17
Q1-18
Q2-18
Q3-18
Q4-18
Q1-19
Q2-19
Q3-19

+310 bps Y-O-Y in Q3 2019

Restaurant Level Operating Profit(1)(2) Margins


23.0%
22.0%
21.0%
20.0%
19.0%
18.0%
17.0%
16.0%
15.0%
21.3%
20%
18.3%
20.8%
19.3%
18.2%
18.6%
16.8%
16.1%
20.5%
19.4%
Q1
Q2
Q3
Q4
2017
2018
2019

(1) See Appendix for reconciliation of non-GAAP restaurant-level operating profit to net income (loss)
(2) Prior period local marketing costs have been reclassified from Other operating to Selling to conform with the current period presentation

Adjusted EBITDA(1)



$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$45.8
$42.4
$34.3
$32.3
$28.8
$25.5
$25.5
$24.2
$14.7
$35.8
$28.4
Q1
Q2
Q3
Q4
2017
2018
2019

(1) See Appendix for reconciliation of non-GAAP Adjusted EBITDA to Net Income (Loss)

Adjusted Net Income (Loss)[1]

($ in Millions)



$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
-$2.0
-$4.0
-$6.0
$11.6
$9.1
$2.4
$7.9
$6.0
$13.5
$2.7
$2.1
-$3.1
$10.2
$5.4
Q1
Q2
Q3
Q4
2017
2018
2019

(1) See Appendix for reconciliation of non-GAAP Adjusted Net Income to Net Income (Loss)

Adjusted Earnings Per Diluted Share(1)


$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
-$0.20
-$0.40
$0.89
$0.69
$0.19
$0.61
$0.46
$1.03
$0.21
$0.16
-$0.24
$0.78
$0.43
Q1
Q2
Q3
Q4
2017
2018
2019

(1) See Appendix for reconciliation of non-GAAP Adjusted Earnings Per Diluted Share to Earnings (Loss) Per Diluted Share

Cash Flow from Operations

($ in Millions)



$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
-$10.0
$70.0
$57.0
$25.3
$34.7
$20.0
$16.4
$16.9
$11.8
-$0.1
$35.0
$37.5
Q1
Q2
Q3
Q4
2017
2018
2019

Outlook for 2019

- Comparable restaurant revenue down 1.0% to flat (using constant currency rates)
- Selling, general and administrative costs of $154 million to $157 million
- Net loss of $6.3 million to $1.7 million
- Adjusted EBITDA, a non-GAAP measure, of $104 million to $110 million
- Adjusted diluted earnings per share, a non-GAAP measure, of $0.64 to $0.99, includes the impact of an estimated tax benefit of $0.47 to $0.57
- Capital expenditures of $45 million to $55 million

Appendix

Q3-19 Sales Highlights

Red Robin GOURMET BURGERS AND BREWS

	Q3-19 (12 Weeks)	Q3-18 (12 Weeks)	Change	Q3-19 YTD (40 Weeks)	Q3-18 YTD (40 Weeks)	Change
Restaurant revenue	$289.9 million	$290.2 million	-0.1%	$992.8 million	$1,015.3 million	-2.2%
Total company revenues	$294.2 million	$294.9 million	-0.2%	$1,012.1 million	$1,031.8 million	-1.9%
Company-owned comp revenue(1)(2)	1.6%	-3.4%		-1.2%	-2.1%	
Price/Mix	4.7%	-1.5%		3.9%	-1.4%	
Guest counts	-3.1%	-1.9%		-5.1%	-0.7%	
Franchised comp revenue(2)	3.3%	-0.6%		0.3%	—%	
Company avg. weekly revenue/unit(1) – total	$51,221	$49,925	2.6%	$51,961	$52,379	-0.8%
Company avg. weekly revenue/unit(1)(2) – comp	$51,304	$50,454	1.7%	$52,473	$53,103	-1.2%
Avg. weekly restaurant level operating profit/unit(1) – comp	$8,377	$8,777	-4.6%	$9,492	$10,348	-8.3%
Operating weeks	5,659	5,805	-2.5%	19,106	19,346	-1.2%
Net Sales/ sq. ft (TTM)	$435	$441	-1.4%			

(1) Calculated at constant currency rates
(2) Comparable revenue growth is calculated by comparing the same calendar weeks. Comparable restaurants are those Company-owned restaurants that have operated five full quarters during the period presented, and such restaurants are only included in the comparable metrics if they are comparable for the entirety of both periods presented.

Q3-19 Restaurant Results

	% of Restaurant Revenue Q3-19	% of Restaurant Revenue Q3-18	Favorable (Unfavorable)
Cost of sales	23.8%	23.8%	—
Labor	36.2%	35.3%	-90
Other operating	15.3%	15.0%	-30
Occupancy	8.6%	9.2%	60
Restaurant Level Operating Profit[(1)]	16.1%	16.8%	-70

(1) See Appendix for reconciliation of non-GAAP restaurant-level operating profit to net income (loss)

Q3-19 Commodity Update

	% of Total COGS in Q3-19	Market vs. Contract Pricing
Steak fries	13.0%	100% contracted through 10/21
Ground beef	15.7%	Market
Poultry	9.5%	40% contracted though 1/21
Produce	7.9%	70% contracted through 10/21
Meat	3.9%	Market
Bread	6.0%	100% contracted through 12/19
Seafood	3.0%	Cod 100% contracted through 12/19; Shrimp 100% contracted through 12/19
Fry oil	1.7%	100% contracted through 6/20

Restaurant Level Operating Profit Reconciliation to Income (Loss) from Operations and Net Income (Loss)

($ in thousands)

	2017				2018				2019		
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3
Restaurant revenue	$413,451	$312,351	$301,100	$338,154	$414,702	$310,392	$290,218	$300,897	$400,484	$302,418	$289,862
Restaurant operating costs[1]:											
Cost of sales	94,607	73,903	71,642	80,203	98,515	74,874	69,003	71,112	93,715	72,387	69,017
Labor	145,519	108,422	106,205	115,286	143,015	106,476	102,322	104,449	142,894	106,538	104,870
Other operating[2]	52,064	40,057	41,454	44,734	55,025	42,668	43,612	40,779	55,565	43,000	44,317
Occupancy	33,119	25,140	25,868	28,626	35,010	26,460	26,629	26,047	35,020	25,458	24,942
Restaurant-level operating profit	88,142	64,828	55,932	69,309	83,137	59,914	48,652	58,510	73,290	55,035	46,716
Add – Franchise and other revenue[2]	7,178	4,959	4,599	5,770	6,817	4,996	4,659	5,882	9,382	5,563	4,360
Deduct – Other operating:											
Depreciation and amortization	28,044	21,173	21,258	22,070	29,193	22,323	21,819	22,036	28,438	21,369	21,280
General and administrative expenses	30,913	21,927	18,562	21,874	28,588	20,408	16,763	18,335	30,090	21,791	19,220
Selling[2]	17,050	14,361	15,152	16,818	17,730	15,209	12,017	17,408	18,026	13,443	17,556
Pre-opening and acquisition costs	1,855	1,377	1,503	835	1,137	569	387	—	319	—	—
Other charges (gains)[2]	—	1,584	—	5,330	6,287	10,615	520	21,708	2,398	16,847	(1,757)
Total other operating	77,862	60,422	56,475	66,927	82,935	69,124	51,506	79,487	79,271	73,450	56,299
Income (loss) from operations	17,458	9,366	4,056	8,152	7,019	(4,214)	1,805	(15,095)	3,401	(12,852)	(5,223)
Interest expense, net and other	2,984	2,453	2,032	2,543	3,407	2,385	2,295	2,838	3,238	2,153	1,812
Income tax expense (benefit)	2,907	(18)	(690)	(3,198)	(768)	(4,725)	(2,199)	(7,299)	(476)	(15,986)	(5,214)
Net income (loss)	$11,567	$6,931	$2,714	$8,807	$4,380	$(1,874)	$1,709	$(10,634)	$639	$981	$(1,821)

(1) Excluding depreciation and amortization, which is shown separately
(2) Certain amounts presented in prior periods have been reclassified to conform with the current period presentation

EBITDA and Adjusted EBITDA Reconciliation to Net Income (Loss)

($ in thousands)

	2017				2018				2019		
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3
Net income (loss) as reported	$11,567	$6,931	$2,714	$8,807	$4,380	$(1,874)	$1,709	$(10,634)	$639	$981	$(1,821)
Adjustments to net income (loss):											
Income tax expense (benefit)	2,907	(18)	(690)	(3,198)	(768)	(4,725)	(2,199)	(7,299)	(476)	(15,986)	(5,214)
Interest expense, net	3,249	2,626	2,222	2,821	3,277	2,458	2,390	2,550	3,345	2,322	2,229
Depreciation and amortization	28,044	21,173	21,258	22,070	29,193	22,323	21,819	22,036	28,438	21,369	21,280
EBITDA	45,767	30,712	25,504	30,500	36,082	18,182	23,719	6,653	31,946	8,686	16,474
Executive transition and severance	—	—	—	—	—	—	—	—	1,994	370	594
Board and shareholder matter costs	—	—	—	—	—	—	—	—	—	1,152	1,311
Asset impairment	—	1,584	—	5,330	—	9,643	—	18,483	—	14,064	—
Litigation contingencies	—	—	—	—	4,000	—	—	795	—	—	—
Restaurant closure costs	—	—	—	—	—	—	—	—	304	1,001	(3,922)
Spiral menu disposal	—	—	—	—	—	506	—	2,430	—	—	—
Reorganization costs	—	—	—	—	2,287	466	521	—	—	—	—
Executive retention	—	—	—	—	—	—	—	—	100	260	260
Adjusted EBITDA	$45,767	$32,296	$25,504	$35,830	$42,369	$28,797	$24,240	$28,361	$34,344	$25,533	$14,717

Reconciliation of Adjusted Net Income to Net Income (Loss) and Adjusted Earnings (Loss) Per Diluted Share to Earnings (Loss) Per Diluted Share

($ in thousands, except per share data)

	2017				2018				2019		
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3
Net income (loss) as reported	$11,567	$6,931	$2,714	$8,807	$4,380	$(1,874)	$1,709	$(10,634)	$639	$981	$(1,821)
Adjustments to net income (loss):											
Executive transition and severance	—	—	—	—	—	—	—	—	1,994	370	594
Board and shareholder matter costs	—	—	—	—	—	—	—	—	—	1,152	1,311
Asset impairment	—	1,584	—	5,330	—	9,643	—	18,483	—	14,064	—
Litigation contingencies	—	—	—	—	4,000	—	—	795	—	—	—
Restauarant closure costs (gains)	—	—	—	—	—	—	—	—	304	1,001	(3,922)
Spiral menu disposal	—	—	—	—	—	506	—	2,430	—	—	—
Reorganization costs	—	—	—	—	2,287	466	520	—	—	—	—
Executive retention	—	—	—	—	—	—	—	—	100	260	260
Income tax (expense) benefit of adj.	—	(618)	—	(1,175)	(1,617)	(2,777)	(135)	(5,644)	(623)	(4,380)	457
Deferred tax liability remeasurement due to Tax Cuts and Jobs Act	—	—	—	(2,808)	—	—	—	—	—	—	—
Adjusted net income (loss)	$11,567	$7,897	$2,714	$10,154	$9,050	$5,964	$2,094	$5,430	$2,414	$13,448	$(3,121)
Diluted net income (loss) per share[1]:											
Net income (loss) as reported	$0.89	$0.53	$0.21	$0.68	$0.34	$(0.14)	$0.13	$(0.82)	$0.05	$0.08	$(0.14)
Adjustments to net income (loss):											
Executive transition and severance	—	—	—	—	—	—	—	—	0.15	0.03	0.05
Board and shareholder matter costs	—	—	—	—	—	—	—	—	—	0.09	0.10
Asset impairment	—	0.12	—	0.41	—	0.74	—	1.43	—	1.08	—
Litigation contingencies	—	—	—	—	0.30	—	—	0.06	—	—	—
Restauarant closure costs (gains)	—	—	—	—	—	—	—	—	0.03	0.07	(0.30)
Spiral menu disposal	—	—	—	—	—	0.04	—	0.19	—	—	—
Reorganization costs	—	—	—	—	0.17	0.04	0.04	—	—	—	—
Executive retention	—	—	—	—	—	—	—	—	0.01	0.02	0.02
Income tax (expense) benefit of adj.	—	(0.04)	—	(0.09)	(0.12)	(0.22)	(0.01)	(0.43)	(0.05)	(0.34)	0.03
Deferred tax liability remeasurement due to Tax Cuts and Jobs Act	—	—	—	(0.22)	—	—	—	—	—	—	—
Adjusted EPS - diluted	$0.89	$0.61	$0.21	$0.78	$0.69	$0.46	$0.16	$0.43	$0.19	$1.03	$(0.24)

(1) For the second and fourth quarters of 2018, the impact of dilutive shares is included in the calculations as the adjustments for the quarter resulted in adjusted net income